Exhibit 10.1

Execution Version

VIPER ENERGY, INC.

11,500,000 Shares of Common Stock

UNDERWRITING AGREEMENT

March 5, 2024

J.P. Morgan Securities LLC

As Representative of the Several Underwriters named in Schedule I

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

A certain stockholder of Viper Energy, Inc., a Delaware corporation (the “Company”), named in Schedule II attached hereto (the “Selling Stockholder”), proposes to sell 11,500,000 shares (the “Firm Stock”) of the Company’s Class A common stock, par value $0.000001 per share (the “Common Stock”), to the underwriters named in Schedule I (the “Underwriters”) for whom you are acting as representative (the “Representative”) attached to this agreement (this “Agreement”). In addition, the Selling Stockholder proposes to grant to the Underwriters an option to purchase up to an aggregate of 1,725,000 additional shares of Common Stock on the terms set forth in Section 2 (the “Option Stock”). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the “Stock.” The Stock will consist of (i) the shares of Common Stock held by the Selling Stockholder as of the date hereof (the “Outstanding Stock”) and (ii) 3,553,493 shares of Common Stock to be issued to the Selling Stockholder upon exchange of its shares of Class B common stock, par value $0.000001 per share (the “Class B Common Stock”), outstanding as of the date hereof, together with an equal number of units representing limited liability company interests in Viper Energy Partners LLC, a Delaware limited liability company (“OpCo”), for the same number of shares of Common Stock (the “Exchange”), immediately prior to the closing of the offering of the Firm Stock and, if purchased, up to 1,725,000 shares of Common Stock to be issued to the Selling Stockholder in the Exchange immediately prior to the closing of the offering of the Option Stock (collectively, the “Exchange Stock”), in each case under the terms and conditions of the Amended and Restated Exchange Agreement, dated November 10, 2023 (the “Exchange Agreement”). This Agreement is to confirm the agreement concerning the purchase of the Stock from the Selling Stockholder by the Underwriters.

Reference is made herein to the Company’s acquisition of certain assets (the “GRP Assets”) pursuant to that certain Purchase and Sale Agreement, dated September 4, 2023, by and among Royalty Asset Holdings, LP, Royalty Asset Holdings II, LP, Saxum Asset Holdings, LP (collectively, the “Sellers,” and affiliates of Warwick Capital Partners and GRP Energy Capital), the Company and OpCo. Any reference to the Company herein shall be deemed to also, where applicable, refer to Viper Energy Partners LP, the Company’s predecessor, for all periods prior to November 13, 2023.

1. Representations and Warranties.

(i) Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

(a) A registration statement on Form S-3 (File No. 333-277668), including a related prospectus or prospectuses, relating to the Stock has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Company to you as the Representative of the Underwriters. As used in this Agreement:

(i) “Applicable Time” means 7:30 p.m. (New York City time) on March 5, 2024;

(ii) “Effective Date” means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission;

(iii) “Issuer Free Writing Prospectus” means each “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act);

(iv) “Preliminary Prospectus” means any preliminary prospectus (including any preliminary prospectus supplement) relating to the Stock included in such registration statement or filed with the Commission pursuant to Rule 424(b) under the Securities Act;

(v) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule III hereto;

(vi) “Prospectus” means the final prospectus (including any prospectus supplement) relating to the Stock, as filed with the Commission pursuant to Rule 424(b) under the Securities Act;

(vii) “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Stock as in the opinion of counsel for the Underwriters a prospectus relating to the Stock is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Stock by any Underwriter or dealer;

(viii) “Registration Statement” means such registration statement, as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus, all exhibits to such registration statement and including the information deemed by virtue of Rule 430B under the Securities Act to be part of such registration statement as of the Effective Date;

(ix) “Selling Stockholder Information” means the information furnished by the Selling Stockholder for use in connection with the offering in the Registration Statement, the Pricing Disclosure Package and the Prospectus, which consists solely of (i) the name, address and number of shares of Common Stock owned by the Selling Stockholder, before and after the offering, and (ii) the other information with respect to the Selling Stockholder that appears in the table (and corresponding footnotes) under the caption “Selling Stockholder,” in each case, in the Registration Statement, the Pricing Disclosure Package, the Prospectus or in any Issuer Free Writing Prospectus.

(x) “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on either Section 5(d) of, or Rule 163B under, the Securities Act.

Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act, which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) under the Securities Act prior to or on the date hereof. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Exchange Act after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and before the date of such amendment or supplement and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any document filed with the Commission pursuant to Section 13(a), 14 or 15(d) of the Exchange Act after the Effective Date and before the date of such amendment that is incorporated by reference in the Registration Statement. Any reference herein to the term “Registration Statement” shall be deemed to include any abbreviated registration statement to register additional Common Stock under Rule 462(b) under the Securities Act (the “Rule 462(b) Registration Statement”). The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose, or pursuant to any Section 8A proceedings under the Securities Act, has been instituted or threatened by the Commission. The Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.

(b) [Intentionally omitted.]

(c) The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Stock, is not on the date hereof and will not be on each Delivery Date (as defined below), an “ineligible issuer” (as defined in Rule 405 under the Securities Act).

(d) The Registration Statement conformed and will conform in all material respects on the Effective Date and on each Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the rules and regulations thereunder. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) under the Securities Act and on each Delivery Date to the requirements of the Securities Act and the rules and regulations thereunder. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(e) The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(f).

(f) The Prospectus will not, as of its date or as of each Delivery Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(f).

(g) The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(f).

(i) Each Issuer Free Writing Prospectus listed in Schedule IV hereto, when taken together with the Pricing Disclosure Package, did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from such Issuer Free Writing Prospectus listed in Schedule IV hereto in reliance upon and in conformity with written information furnished to the Company through the Representative by or on behalf any Underwriter specifically for inclusion therein, which information is specified in Section 8(f).

(j) Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the rules and regulations thereunder on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and rules and regulations thereunder. The Company has not made any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative. The Company has retained in accordance with the Securities Act and the rules and regulations thereunder all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the rules and regulations thereunder. The Company has taken all actions necessary so that any “road show” (as defined in Rule 433 under the Securities Act) in connection with the offering of Stock will not be required to be filed pursuant to the Securities Act and the rules and regulations thereunder.

(k) The Company (i) has not alone engaged in any Testing-the-Waters Communications and (ii) has not authorized anyone other than J.P. Morgan Securities LLC, Barclays Capital Inc., Evercore Group L.L.C., and Goldman Sachs & Co. LLC to engage in Testing-the-Waters Communications. The Company reconfirms that J.P. Morgan Securities LLC, Barclays Capital Inc., Evercore Group L.L.C., and Goldman Sachs & Co. LLC have been authorized to act on its behalf in undertaking Testing-the-Waters Communications by virtue of a writing substantially in the form of Exhibit B hereto. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications other than those listed on Schedule VI hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. Any individual Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement or the Pricing Disclosure Package, complied in all material respects with the Securities Act, and when taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(l) Each of the statements made by the Company in the Registration Statement and the Pricing Disclosure Package and to be made in the Prospectus (and any supplements thereto) within the coverage of Rule 175(b) under the Securities Act was made or will be made with a reasonable basis and in good faith.

(m) The Company and each of its subsidiaries has been duly organized, is validly existing and in good standing as a corporation or limited liability company, as applicable, under the laws of its jurisdiction of organization with power and authority to own and/or lease its properties and conduct its business as described in the Pricing Disclosure Package; and each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation or limited liability company, as applicable, in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or to be in good standing in such other jurisdictions would not reasonably be expected to, individually or in the aggregate, (i) result in a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”), or (ii) materially impair the ability of any of the Company and its subsidiaries to consummate the offering of the Stock or any other transactions provided for in this Agreement.

(n) The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Capitalization,” and the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Except, in each case, as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) all the outstanding shares of capital stock of the Company (including the Outstanding Stock) have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights, (ii) when the Exchange Shares have been duly issued and delivered on the Closing Date and any Additional Closing Date, as applicable, in exchange for an equal number of shares of Class B Stock and OpCo Units (defined below) as described in the Registration Statement and the Prospectus and in accordance with the Exchange Agreement, the Second Amended and Restated Limited Liability Company Agreement of OpCo, dated as of May 9, 2018, as amended by the First Amendment thereto, dated as of March 30, 2020, and the Second Amendment thereto, dated as of December 27, 2021, and as in effect on the date hereof (as so amended, the “OpCo Agreement”), such Exchange Shares will have been duly authorized and validly issued and will be fully paid and non-assessable, and (iii) there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options.

(o) [Intentionally omitted.]

(p) OpCo is the Company’s only “significant” subsidiary, as defined in Rule 1-02 of Regulation S-X. Diamondback Energy, Inc., a Delaware corporation (the “Sponsor”), owns directly and indirectly 90,709,946 units representing limited liability company interests in OpCo (the “OpCo Units”), and the Company owns 86,145,337 OpCo Units. All of the limited liability company interests in OpCo have been duly authorized and validly issued in accordance with the OpCo LLC Agreement, and the Sponsor and the Company have no obligation to make further payments for the purchase of such membership interest; and the Sponsor and the Company own such membership interest in OpCo free and clear of all liens, encumbrances, security interests, equities, charges or claims (“Liens”); except for (i) those arising under the Company’s Amended and Restated Senior Secured Revolving Credit Agreement, dated as of May 31, 2023, as may be amended, restated, supplemented or otherwise modified from time to time, (ii) restrictions on transferability contained in the OpCo LLC Agreement or (iii) as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any.

(q) The Sponsor owns directly and indirectly (i) 7,946,507 shares of Common Stock (the “Sponsor Common Stock”) and (ii) 90,709,946 shares of the Class B Stock (together with the Sponsor Common Stock, the “Sponsor Stock”); the Sponsor Stock has been duly authorized and is validly issued, fully paid and non-assessable; and the Sponsor owns all of the Sponsor Stock free and clear of all Liens, except or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(r) The Stock to be sold by the Selling Stockholder will have been duly authorized and will be validly issued, fully paid, and non-assessable.

(s) The Stock, when issued and delivered in accordance with the terms of this Agreement against payment therefor as provided therein and herein will conform in all material respects to the description thereof contained in the Registration Statement and the Pricing Disclosure Package and to be contained in the Prospectus.

(t) Except as described in the Registration Statement and the most recent Preliminary Prospectus, there are no profits interests, options, warrants, preemptive rights, rights of first refusal or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of any of the Company pursuant to any agreement or other instrument to which the Company is a party or by which the Company may be bound. Except for such rights that have been waived or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Stock as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Stock or other securities of the Company.

(u) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. At the each Delivery Date, all corporate action required to be taken by the Company or any of its shareholders for the consummation of any transactions contemplated by this Agreement shall have been validly taken.

(v) This Agreement has been duly and validly authorized, executed and delivered by the Company.

(w) The statements in the Registration Statement and Pricing Disclosure Package under the captions “Description of Capital Stock,” “Dividend Policy,” “The Partnership Agreement,” “Material U.S. Federal Income Tax Consequences” “Material U.S. Federal Income Tax Consequences for Non-U.S. Holders” insofar as they purport to summarize the provisions of the legal matters and documents referred to therein, are accurate summaries in all material respects. There are no contracts or other documents required to be described in the Registration Statement or the most recent Preliminary Prospectus or filed as exhibits to the Registration Statement, that are not described and filed as required. The statements made in the most recent Preliminary Prospectus, insofar as they purport to constitute summaries of the terms of the contracts and other documents described and filed, constitute accurate summaries of the terms of such contracts and documents in all material respects.

(x) The Common Stock is listed on The Nasdaq Global Select Market.

(y) The Company has not distributed and, prior to the later to occur of each Delivery Date and completion of the distribution of the Stock, will not distribute any offering material in connection with the offering and sale of the Stock other than any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus to which the Representative has consented in accordance with Section 5(a)(vi) and any press release or other announcement permitted by Rule 134 or Rule 135 under the Securities Act.

(z) No consent, approval, authorization, or order of, or filing or registration with any governmental agency or body or any court having jurisdiction over any of the Company or any of its subsidiaries or any of their properties or assets is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement, except such as (i) have been obtained or made, (ii) may be required under state securities laws, the Securities Act or the Exchange Act, by the Nasdaq Global Select Market or by the Financial Industry Regulatory Authority (“FINRA”) and (iii) the absence or omission of which would not reasonably be expected to materially impair the ability of any of the Company to consummate the transactions contemplated by this Agreement.

(aa) Except as disclosed in the Pricing Disclosure Package, each of the Company and its subsidiaries has (i) good and defensible title to all of the interests in oil and gas properties underlying its estimates of its net proved reserves contained or incorporated by reference in the Pricing Disclosure Package and (ii) good and marketable title to all other real and personal property reflected in the Pricing Disclosure Package as assets owned by it, in each case free and clear of all liens, encumbrances and defects, except such as (x) are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (y) do not materially affect the value of the properties of the Company or its subsidiaries and do not interfere in any material respect with the use made or proposed to be made of such properties by the Company or its subsidiaries.

(bb) Each of the Company and its subsidiaries has such consents, easements, rights-of-way or licenses from any person (collectively, “rights-of-way”) as are necessary to enable it to conduct its business in the manner described in the Pricing Disclosure Package, subject to qualifications as may be set forth in the Pricing Disclosure Package, except where failure to have such rights-of-way would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(cc) (i) Ryder Scott Company, L.P. (“Ryder Scott”), a reserve engineer that audited reserve reports on estimated net proved oil and natural gas reserves with respect to the mineral interests held by OpCo, as of December 31, 2023, December 31, 2022 and December 31, 2021 was, as of the date of the audit of such reserve reports, and is, as of the date hereof, an independent petroleum engineer with respect to the Company and (ii) DeGolyer & MacNaughton (“D&M”), a reserve engineer that prepared reserve reports on estimated net proved oil and natural gas reserves of the GRP Assets as of April 1, 2023 was, as of the date of preparation of such reserve reports, and is, as of the date hereof, an independent petroleum engineer with respect to GRP Energy Capital.

(dd) The information contained or incorporated by reference in the Pricing Disclosure Package regarding estimated proved reserves is based upon the reserve reports audited or prepared by Ryder Scott and D&M. The information provided to Ryder Scott by the Company and its subsidiaries, and, to the knowledge of the Company and its subsidiaries, the information provided to D&M by the Sellers, including, without limitation, information as to production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the dates that such reports were made. Such information was provided to Ryder Scott, and, to the knowledge of the Company and its subsidiaries, such information was provided to D&M, in accordance with all customary industry practices.

(ee) The reserve reports audited by Ryder Scott contained or incorporated by reference in the Pricing Disclosure Package (the “RS Reserve Reports”) setting forth the estimated proved reserves with respect to the mineral interests held by OpCo accurately reflect in all material respects the ownership interests of OpCo in the properties therein. To the knowledge of the Company and its subsidiaries, the reserve reports prepared by D&M contained or incorporated by reference in the Pricing Disclosure Package (the “D&M Reserve Reports” and, together with the RS Reserve Reports, the “Reserve Reports”) setting forth the estimated net proved oil and gas reserves of the GRP Assets accurately reflect in all material respects the ownership interests of the Sellers in the properties therein. Other than normal production of reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies or personnel, the timing of third party operations and other facts, in each case in the ordinary course of business, and except as disclosed in the Pricing Disclosure Package, none of the Company or its subsidiaries is aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves, or the present value of future net cash flows therefrom, as described or incorporated by reference in the Pricing Disclosure Package and the Reserve Reports; and estimates of such reserves and present values as described or incorporated by reference in the Pricing Disclosure Package and reflected in the Reserve Reports comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

(ff) The execution, delivery and performance of this Agreement by the Company will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries pursuant to (i) its charter and by-laws, (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company and its subsidiaries or any of their respective properties, or (iii) any agreement or instrument to which any of the Company or its subsidiaries is a party or by which the Company and its subsidiaries are bound or to which any of the properties of the Company and its subsidiaries is subject, except in the case of clauses (ii) and (iii), for any breaches, violations, defaults, liens, charges or encumbrances, which, individually or in the aggregate, would not result in a Material Adverse Effect.

(gg) None of the Company or its subsidiaries (i) is in violation of its respective charter, limited liability company agreement or similar organizational documents, (ii) is in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets, except in the case of clauses (ii) and (iii), to the extent any such violation or default would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

(hh) The Company and its subsidiaries possess all adequate certificates, authorizations, franchises, licenses and permits issued by appropriate federal, state, local or foreign regulatory bodies (collectively, “Licenses”) necessary or material to the conduct of the business now conducted or proposed in the Pricing Disclosure Package to be conducted by them, except where the failure to have obtained the same would not reasonably be expected to result in a Material Adverse Effect. The Company and its subsidiaries are in compliance with the terms and conditions of all such Licenses, except where the failure to so comply would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect, and have not received any notice of proceedings relating to the revocation or modification of any Licenses that, if determined adversely to the Company and its subsidiaries, would reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

(ii) Except as disclosed in the Pricing Disclosure Package, (a)(i) none of the Company or its subsidiaries is in violation of, and none of the Company or its subsidiaries has any liability under, any federal, state, local or non-U.S. statute, law, rule, regulation, ordinance, code, other requirement or rule of law (including common law), or decision or order of any domestic or foreign governmental agency, governmental body or court, relating to pollution, to the generation, use, handling, transportation, treatment, storage, discharge, disposal or release of Hazardous Substances (as defined below), to the protection or restoration of the environment or natural resources, to health and safety including as such relates to exposure to Hazardous Substances, and to natural resource damages (collectively, “Environmental Laws”), (ii) to the knowledge of the Company and its subsidiaries, none of the Company and its subsidiaries owns, occupies, operates or uses any real property contaminated with Hazardous Substances, (iii) none of the Company or its subsidiaries is conducting or funding any investigation, remediation, remedial action or monitoring of actual or suspected Hazardous Substances in the environment, (iv) to the knowledge of the Company and its subsidiaries, none of the Company and its subsidiaries is liable or allegedly liable for any release or threatened release of Hazardous Substances, including at any off-site treatment, storage or disposal site, (v) none of the Company or its subsidiaries is subject to any pending, or to the Company and its subsidiaries’ knowledge threatened, claim by any governmental agency or governmental body or person arising under Environmental Laws or relating to Hazardous Substances, and (vi) the Company and its subsidiaries have received and are in compliance with all, and have no liability under any, permits, licenses, authorizations, identification numbers or other approvals required under applicable Environmental Laws to conduct their business, except in each case covered by clauses (i) – (vi) such as would not, individually or in the aggregate, result in a Material Adverse Effect; (b) to the knowledge of the Company and its subsidiaries, there are no facts or circumstances that would reasonably be expected to result in a violation of, liability under, or claim pursuant to any Environmental Law that would result in a Material Adverse Effect; and (c) in the ordinary course of its business, the Company and its subsidiaries periodically evaluate the effect, including associated costs and liabilities, of Environmental Laws on the business, properties, results of operations and financial condition of the Company, and, on the basis of such evaluation, the Company and its subsidiaries have reasonably concluded that such Environmental Laws will not, individually or in the aggregate, result in a Material Adverse Effect. For purposes of this subsection, “Hazardous

Substances” means (A) petroleum and petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls, per-and polyfluoroalkyl substances, and mold, and (B) any other chemical, material or substance defined or regulated as toxic or hazardous or as a pollutant, contaminant or waste under Environmental Laws.

(jj) None of the Company or its subsidiaries has taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Stock.

(kk) The Company has not sold or issued any securities that would be integrated with the offering of the Stock contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

(ll) Except as disclosed in the Pricing Disclosure Package, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Stock.

(mm) Any third-party statistical and market-related data included or incorporated by reference in the Registration Statement, Prospectus or Pricing Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

(nn) The Company and its subsidiaries and the Board of Directors of the Company (the “Board”) are in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002, the Exchange Act and the rules of the Nasdaq Global Select Market (the “Nasdaq Rules”). The Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures and internal controls over accounting matters and financial reporting (collectively, “Internal Controls”) that comply with the applicable provisions of the Exchange Act and the rules and regulations thereunder and the Nasdaq Rules and are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accounting for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. The Internal Controls are overseen by the Audit Committee of the Board (the “Audit Committee”) in accordance with Exchange Rules. The Company has not publicly disclosed or reported to the Audit Committee or the Board, and within the next 135 days the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, a significant deficiency, material weakness or fraud involving management or other employees who have a significant role in Internal Controls, any violation of, or failure to comply with, the applicable provisions of the Exchange Act and the rules and regulations thereunder and the Nasdaq Rules, or any matter which, if determined adversely, would result in a Material Adverse Effect.

(oo) Except as disclosed in the Pricing Disclosure Package, there are no pending actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Company and its subsidiaries or, to the knowledge of the Company and its subsidiaries, any of their respective properties that, if determined adversely to the Company and its subsidiaries, would reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect, or would materially and adversely affect the ability of the Company and its subsidiaries to perform their respective obligations under this Agreement, or which are otherwise material in the context of the sale of the Stock; and no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are, to the knowledge of the Company and its subsidiaries, threatened or contemplated.

(pp) The historical financial statements of the Company included or incorporated by reference in the Registration Statement and the Pricing Disclosure Package present fairly in all material respects the financial position of the Company at the dates and for the periods indicated, and such financial statements have been prepared in conformity with GAAP, applied on a consistent basis. Grant Thornton LLP has certified the audited financial statements of the Company included or incorporated by reference in the Registration Statement, Pricing Disclosure Package and the Prospectus, and is an independent registered public accounting firm with respect to the Company as required by the Securities Act and the applicable rules and guidance from the Public Company Accounting Oversight Board (United States). The other financial and statistical data of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly, in all material respects, the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company and its subsidiaries. The Company and its subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Grant Thornton LLP has audited the historical financial statements of the GRP Assets included or incorporated by reference in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the knowledge of the Company and its subsidiaries, such financial statements and the related notes thereto present fairly in all material respects the financial position of the GRP Assets for the periods shown. The unaudited pro forma financial information and the related notes thereto included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus has been prepared in accordance with the Commission’s rules and guidance with respect to pro forma financial information, and the assumptions underlying such pro forma financial information are reasonable and are set forth in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus. There are no financial statements that are required to be included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not included or incorporated by reference as required. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(qq) Except as disclosed in the Pricing Disclosure Package, since the end of the period covered by the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package, (i) there has been no change, nor any development or event involving a prospective change, in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries, taken as a whole, that is material and adverse, (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any Common Stock, (iii) there has been no material adverse change in the Common Stock, short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company and its subsidiaries, (iv) there has been no material transaction entered into and there is no material transaction that is probable of being entered into by the Company or its subsidiaries other than transactions in the ordinary course of business and (v) there has been no obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole, incurred by the Company and its subsidiaries, except obligations incurred in the ordinary course of business.

(rr) None of the Company or its subsidiaries is, and, after giving effect to the offering and sale of the Stock and the application of the proceeds thereof as described in the Pricing Disclosure Package, will be an “investment company” as defined in the Investment Company Act of 1940 (the “Investment Company Act”).

(ss) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are adequate for the conduct of their business. All such policies of insurance insuring the Company and its subsidiaries are in full force and effect. The Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company and its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. None of the Company or its subsidiaries has any reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably expected to have a Material Adverse Effect, except as disclosed in the Registration Statement and the Pricing Disclosure Package.

(tt) The Company and its subsidiaries have filed all federal, state, local and non-U.S. tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not reasonably be expected to result in a Material Adverse Effect); and, except as set forth in the Pricing Disclosure Package, the Company and its subsidiaries have paid all taxes (including any assessments, fines or penalties) required to be paid by them, except for any such taxes, assessments, fines or penalties currently being contested in good faith or as would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

(uu) No relationship, direct or indirect, exists between or among any of the Company and its subsidiaries on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company and its subsidiaries on the other hand, which is required to be described in the Pricing Disclosure Package which is not so described therein. The Prospectus will contain the same description of the matters set forth in the preceding sentence contained in the Pricing Disclosure Package.

(vv) None of the Company or its subsidiaries or, to the knowledge of the Company and its subsidiaries, any director, officer, agent, employee or other person associated with or acting on behalf of the Company and its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment or otherwise unlawfully provided anything of value to any foreign or domestic government official or employee, political party or official thereof, any candidate for political office and/or any other person while knowing that all or a portion of the payment will be offered, given or promised to any of the foregoing persons from corporate funds; (iii) violated or is in violation of any provision of U.S. Foreign Corrupt Practices Act of 1977 or other applicable anti-bribery or anti-corruption laws or regulations; or (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official or any foreign official or other foreign government employee. The Company and its subsidiaries have instituted, maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws or regulations.

(ww) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the anti-money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Company and its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company and its subsidiaries, threatened.

(xx) None of the Company and its subsidiaries or, to the knowledge of the Company and its subsidiaries, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company and its subsidiaries is currently subject to or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, persons included on the “Specially Designated Nationals and Blocked Persons List”), the United Nations Security Council, the European Union, His Majesty’s Treasury, the Swiss Secretariat of Economic Affairs, the Hong Kong Monetary Authority, the Monetary Authority of Singapore or other relevant sanctions authority (collectively, “Sanctions”), nor are the Company and its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Syria, the Crimea, Zaporizhzhia and Kherson regions of Ukraine, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic or any other covered region of Ukraine identified pursuant to Executive Order 14065 (each a “Sanctioned Territory”); and the Company and its subsidiaries will not directly or indirectly use the proceeds of the offering, or lend, knowingly contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) for the purpose of financing or facilitating the activities or business of any person that, at the time of such financing or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Territory or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. The Company and its subsidiaries have not knowingly engaged in for the past five years, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction, is or was the subject or target of Sanctions or with any Sanctioned Territory.

(yy) OpCo is not prohibited, directly or indirectly, from paying any distributions to the Company, from making any other distribution on such subsidiary’s equity interests, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company.

(zz) The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with, the operation of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with its business, and there have been no breaches, violations, outages or unauthorized uses of or accesses to the same, except for those that (i) have been remedied without material cost or liability or the duty to notify any other person and (ii) those that will not individually or in the aggregate result in a Material Adverse Effect, nor any incidents under internal review or investigations relating to the same. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(aaa) Except as disclosed in the Pricing Disclosure Package, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act (collectively, “Registration Rights”), and any person to whom the Company has granted Registration Rights has agreed not to exercise such rights until after the expiration of the Lock-Up Period referred to in Section 5(a)(x) hereof.

(bbb) The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management, as appropriate, to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

Any certificate signed by any officer of the Company and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Stock shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

(ii) Representations, Warranties and Agreements of the Selling Stockholder. The Selling Stockholder represents, warrants and agrees that:

(a) The Selling Stockholder has been duly organized and is validly existing as a corporation in good standing in its jurisdiction of formation.

(b) Neither the Selling Stockholder nor any person acting on behalf of the Selling Stockholder (other than, if applicable, the Company and the Underwriters) has used or referred to any “free writing prospectus” (as defined in Rule 405 under the Securities Act) relating to the Stock.

(c) The Selling Stockholder has, and immediately prior to each Delivery Date on which the Selling Stockholder is selling shares of Stock, the Selling Stockholder will have, good and marketable title to the shares of Stock to be sold by the Selling Stockholder hereunder on each Delivery Date and any “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect thereof, free and clear of all liens, encumbrances, equities, community property rights, restrictions on transfer or claims.

(d) The Stock to be sold by the Selling Stockholder hereunder is subject to the interest of the Underwriters and the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law or the occurrence of any other event.

(e) Upon payment for the Stock to be sold by the Selling Stockholder, delivery of such Stock, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Stock in the name of Cede or such other nominee and the crediting of such Stock on the books of DTC to securities account of the Underwriters (i) DTC will acquire good and marketable title to the Stock free and clear of all liens, encumbrances, equities, community property rights, restrictions on transfer or claims, (ii) DTC shall be a “protected purchaser” of such Stock within the meaning of Section 8-303 of the UCC, (iii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Stock, and (iv) an action based on an adverse claim to such securities entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory may not be asserted against the Underwriters with respect to such security entitlement. For purposes of this representation, the Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Stock will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC, and (z) appropriate entries to the account of the Underwriters on the records of DTC will have been made pursuant to the UCC.

(f) The Selling Stockholder has full right, power and authority, corporate or otherwise, to enter into this Agreement.

(g) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Stockholder.

(h) The sale of the Stock by the Selling Stockholder, the execution, delivery and performance of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Selling Stockholder or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder.

(i) No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder is required for the sale of the Stock by the Selling Stockholder, the execution, delivery and performance of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and sale of the Stock by the Underwriters.

(j) The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein, which information is specified in Section 8(f). The preceding sentence applies only to written information furnished to the Company by the Selling Stockholder expressly for use therein, it being understood and agreed that the only such information furnished by the Selling Stockholder consists of the Selling Stockholder’s Selling Stockholder Information.

(k) The Prospectus will not, as of its date or as of the Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein, which information is specified in Section 8(f). The preceding sentence applies only to written information furnished to the Company by the Selling Stockholder expressly for use therein, it being understood and agreed that the only such information furnished by the Selling Stockholder consists of the Selling Stockholder’s Selling Stockholder Information.

(l) The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein, which information is specified in Section 8(f). The preceding sentence applies only to written information furnished to the Company by the Selling Stockholder expressly for use therein, it being understood and agreed that the only such information furnished by the Selling Stockholder consists of the Selling Stockholder’s Selling Stockholder Information.

(m) The Pricing Disclosure Package, when taken together with each Issuer Free Writing Prospectus listed in Schedule IV hereto, did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package (or any Issuer Free Writing Prospectus listed in Schedule IV hereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein, which information is specified in Section 8(f). The preceding sentence applies only to written information furnished to the Company by the Selling Stockholder expressly for use therein, it being understood and agreed that the only such information furnished by the Selling Stockholder consists of the Selling Stockholder’s Selling Stockholder Information.

(n) Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Selling Stockholder (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any Issuer Free Writing Prospectus or Written Testing-the-Waters Communication, other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Schedule VI or Exhibit B hereto, each electronic road show and any other written communications approved in writing in advance by the Company and the Representative.

(o) The Selling Stockholder is not prompted to sell shares of Common Stock by any material information concerning the Company that is not set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(p) The Selling Stockholder has not taken, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the shares of the Stock.

(q) The Selling Stockholder has not: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official, “foreign official” (as defined in the FCPA) or employee from corporate funds; (iii) violated or is in violation of any provision of the FCPA, Bribery Act 2010, as amended, or any other applicable anti-bribery statute or regulation; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official, foreign official or employee; and the Selling Stockholder has conducted its business in compliance with the FCPA, Bribery Act 2010, and all other applicable anti-bribery statutes and regulations, and has instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(r) The operations of the Selling Stockholder is and has been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Stockholder or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Selling Stockholder, threatened.

(s) The Selling Stockholder is not (i) currently subject to or the target of any Sanctions; or (ii) located, organized or resident in a country that is the subject of Sanctions; and the Selling Stockholder will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person, or in any country or territory, that currently is the subject or target of Sanctions or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as an underwriter, advisor, investor or otherwise) of Sanctions. The Selling Stockholder has not knowingly engaged in for the past five years, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject or target of Sanctions.

(t) There are no affiliations or associations between any member of FINRA “participating in the offering” and the Selling Stockholder, and none of the proceeds received by the Selling Stockholder from the sale of the Stock to be sold by the Selling Stockholder hereunder will be paid to a member of FINRA “participating in the offering” or any affiliate of (or person “associated with,” as such terms are used in the rules of FINRA) such member.

Any certificate signed by the Selling Stockholder or officer thereof and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Stock shall be deemed to be a representation and warranty by the Selling Stockholder, as to matters covered thereby, to each Underwriter.

2. Purchase of the Stock by the Underwriters. On the basis of the representations, warranties and covenants contained in, and subject to the terms and conditions of, this Agreement, the Selling Stockholder agrees to sell 11,500,000 shares of Firm Stock to the several Underwriters, as set forth on Schedule I, and each of the Underwriters, severally and not jointly, agrees to purchase from the Selling Stockholder the number of shares of Firm Stock set forth opposite that Underwriter’s name in Schedule I hereto. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional Common Stock, as the Representative may determine.

In addition, the Selling Stockholder grants to the Underwriters an option to purchase up to 1,725,000 additional shares of Option Stock, as set forth on Schedule II. Each Underwriter agrees, severally and not jointly, to purchase from the Selling Stockholder the number of shares of Option Stock (subject to such adjustments to eliminate fractional Common Stock as the Representative may determine) that bears the same proportion to the total number of shares of Option Stock to be sold on such Delivery Date as the number of shares of Firm Stock set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of shares of Firm Stock.

The purchase price payable by the Underwriters for the Firm Stock and any Option Stock is $34.125 per share of Stock (the “Purchase Price”).

The Selling Stockholder is not obligated to deliver any of the Firm Stock or Option Stock, as applicable, to be delivered on the applicable Delivery Date, except upon payment for all such Stock to be purchased on such Delivery Date as provided herein.

3. Offering of Stock by the Underwriters. Upon authorization by the Underwriters of the release of the Firm Stock, the Underwriters propose to offer the Firm Stock for sale upon the terms and conditions to be set forth in the Prospectus.

4. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at 10:00 a.m., New York City time, on March 8, 2024 or at such other date or place as shall be determined by agreement between the Representative and the Selling Stockholder. This date and time are sometimes referred to as the “Initial Delivery Date.” Delivery of the Firm Stock shall be made to the Representative for the account of each Underwriter against payment by the several Underwriters through the Representative of the respective aggregate purchase prices of the Firm Stock being sold by the Selling Stockholder to or upon the order of the Selling Stockholder by wire transfer in immediately available funds to the accounts specified by the Selling Stockholder. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Selling Stockholder shall deliver the Firm Stock through the facilities of DTC unless the Representative shall otherwise instruct.

The option granted in Section 2 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Selling Stockholder by the Representative; provided that if such date falls on a day that is not a business day, the option granted in Section 2 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Stock as to which the option is being exercised, the names in which the Option Stock are to be registered, the denominations in which the Option Stock are to be issued and the date and time, as determined by the Representative, when the Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Each date and time any Option Stock are delivered is sometimes referred to as an “Option Stock Delivery Date,” and the Initial Delivery Date and any Option Stock Delivery Date are sometimes each referred to as a “Delivery Date.”

Delivery of the Option Stock by the Selling Stockholder and payment for the Option Stock by the several Underwriters through the Representative shall be made at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representative and the Company. On each Option Stock Delivery Date, the Selling Stockholder shall deliver or cause to be delivered the Option Stock to the Representative for the account of each Underwriter against payment by the several Underwriters through the Representative of the aggregate purchase price of the Option Stock being sold by the Selling Stockholder to or upon the order of the Selling Stockholder by wire transfer in immediately available funds to the accounts specified by the Selling Stockholder. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Selling Stockholder shall deliver the Option Stock through the facilities of DTC unless the Representative shall otherwise instruct.

5. Further Agreements.

(a) Further Agreements of the Company. The Company covenants and agrees with the Underwriter:

(i) To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to each Delivery Date except as provided herein; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representative with copies thereof; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose, no Section 8A proceedings under the Securities Act, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus, any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication or suspending any such qualification, to use promptly their best efforts to obtain its withdrawal.

(ii) To furnish promptly to the Representative and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(iii) To deliver promptly to the Representative such number of the following documents as the Representative shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus, (D) any Written Testing-the-Waters Communication, and (E) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any event shall have occurred within the Prospectus Delivery Period as a result of which the Prospectus, the Pricing Disclosure Package, Issuer Free Writing Prospectus, or Written Testing-the-Waters Communication as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus, the Pricing Disclosure Package, Issuer Free Writing Prospectus, or Written Testing-the-Waters Communication is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus, the Pricing Disclosure Package, Issuer Free Writing Prospectus, or Written Testing-the-Waters Communication in order to comply with the Securities Act, to notify the Representative and, upon request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representative may from time to time reasonably request of an amended or supplemented Prospectus, the Pricing Disclosure Package, Issuer Free Writing Prospectus, or Written Testing-the-Waters Communication that will correct such statement or omission or effect such compliance.

(iv) To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission.

(v) Prior to filing with the Commission any amendment or supplement to the Registration Statement, the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing.

(vi) Not to make any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication without the prior written consent of the Representative.

(vii) To comply with all applicable requirements of Rule 433 under the Securities Act with respect to any Issuer Free Writing Prospectus. If at any time after the date hereof any event shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representative and, upon request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representative may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(viii) As soon as practicable after the Effective Date (it being understood that the Company shall have until at least 405 days or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Company’s fiscal year, 440 days after the end of the Company’s current fiscal quarter), to make generally available to the Company’s security holders and to deliver to the Representative an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

(ix) Promptly from time to time to take such action as the Representative may reasonably request to qualify the Stock for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign entity in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(x) For a period commencing on the date hereof and ending on the 45th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (A) offer for sale, sell, pledge, lend, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Stock, Class B Stock or securities convertible into or exercisable or exchangeable for Common Stock or Class B Stock (other than the Stock or Common Stock issued pursuant to employee benefit plans, qualified option plans or other employee compensation plans existing on the date hereof and any exchange or redemption at any time or from time to time by the Sponsor of any and all Class B Stock and OpCo Units held by the Sponsor for Common Stock) (other than in connection with the Offering), (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Stock or Class B Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock, Class B Stock or other securities, in cash or otherwise, (C) file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Stock, Class B Stock or securities convertible, exercisable or exchangeable into Common Stock, Class B Stock or any other securities of the Company (other than the Registration Statement and any registration statement on Form S-8), or (D) publicly disclose the intention to do any of the foregoing (other than any disclosure related to the Offering), in each case without the prior written consent of the Representative, on behalf of the Underwriters, and to cause the Selling Stockholder and each officer and director of the Company set forth on Schedule IV hereto to furnish to the Representative, on behalf of the Underwriters, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”).

(xi) [Intentionally omitted.]

(xii) If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing pay the Commission the filing fee for the Rule 462(b) Registration Statement.

(xiii) The Company and its affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Stock.

(xiv) The Company will do and perform all things required or necessary to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Underwriters’ obligations hereunder to purchase the Stock.

(b) Each Underwriter agrees that it shall not include any “issuer information” (as defined in Rule 433 under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by such Underwriter without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus, and (ii) “issuer information,” as used in this Section 5(b), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

(c) Further Agreements of the Selling Stockholder. The Selling Stockholder agrees:

(i) During the Lock-Up Period, not to, directly or indirectly, (i) offer for sale, sell, pledge, lend, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock), (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (iii) make any demand for or exercise any right or confidentially submit or file or cause to be confidentially submitted or filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company (other than the making of the demand for the Registration Statement), or (iv) publicly disclose the intention to do any of the foregoing (other than any disclosure related to the Offering), in each case without the prior written consent of the Representative.

(ii) Neither the Selling Stockholder nor any person acting on behalf of the Selling Stockholder (other than, if applicable, the Company and the Underwriters) shall use or refer to any “free writing prospectus” (as defined in Rule 405 under the Securities Act), relating to the Stock.

(iii) The Selling Stockholder will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Stock.

(iv) The Selling Stockholder will do and perform all things required or necessary to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Underwriters’ obligations hereunder to purchase the Stock.

6. Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all expenses, costs, fees and taxes incident to and in connection with (a) the sale and delivery of the Stock and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Stock; (b) the preparation, printing and filing under the Securities Act of the

Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement, and any supplementary agreement, and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (e) any required review by FINRA of the terms of sale of the Stock (including related fees and expenses of counsel to the Underwriters in an amount that is not greater than $20,000); (f) the inclusion of the Stock on The Nasdaq Global Select Market; (g) the qualification of the Stock under the securities laws of the several jurisdictions as provided in Section 5(a)(ix) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) the preparation, printing and distribution of one or more versions of the Preliminary Prospectus and the Prospectus for distribution in Canada (including related fees and expenses of Canadian counsel to the Underwriters); (i) the investor presentations on any “road show,” undertaken in connection with the marketing of the Stock, including, without limitation, expenses associated with any electronic road show, travel and lodging expenses of the representatives and officers of the Company; provided, however, that the Underwriters will pay for 50% of the cost of any aircraft chartered in connection with the road show, except for flights on which there is no representative of the Representative; and (j) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholder under this Agreement; provided that, except as provided in this Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell, the expenses of advertising any offering of the Stock made by the Underwriters and the transportation and other expenses incurred by the Underwriters on their own behalf in connection with presentations to prospective purchasers of the Stock, and the Selling Stockholder shall pay the fees and expenses of its counsel, and any income and/or transfer taxes payable in connection with its sales of Stock to the Underwriters and reimburse the Company for its pro rata share of the fees and expenses paid by the Company in connection with the offering of the Stock.

7. Conditions of Underwriters’ Obligations. The obligations of the Underwriters hereunder are subject to the accuracy, when made and on the date hereof, of the representations and warranties of the Company and its subsidiaries and the Selling Stockholder contained herein, to the performance by the Company and its subsidiaries and the Selling Stockholder of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i). The Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued, no Section 8A proceedings under the Exchange Act, and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with. If the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement.

(b) The Underwriters shall not have discovered and disclosed to the Company on or prior to each Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Latham & Watkins LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) All proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Stockholder shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) Akin Gump Strauss Hauer & Feld LLP shall have furnished to the Representative its written opinion, as counsel to the Company, addressed to the Underwriters and dated the applicable Delivery Date, in form and substance reasonably satisfactory to the Representative.

(e) P. Matt Zmigrosky shall have furnished to the Representative his written opinion, as general counsel to the Company, addressed to the Representative and dated the applicable Delivery Date, in form and substance reasonably satisfactory to the Representative.

(f) Akin Gump Strauss Hauer & Feld LLP shall have furnished to the Representative its written opinion, as counsel to the Selling Stockholder, addressed to the Representative and dated the applicable Delivery Date, in form and substance reasonably satisfactory to the Representative.

(g) The Representative shall have received from Latham & Watkins LLP, counsel for the Underwriters, such opinion or opinions, dated the applicable Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representative may reasonably require, and the Company and its subsidiaries shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(h) At the time of execution of this Agreement, the Representative shall have received from Grant Thornton LLP letters, in form and substance satisfactory to the Representative, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is included or incorporated by reference in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(i) With respect to the letters of Grant Thornton LLP referred to in the preceding paragraph and delivered to the Representative concurrently with the execution of this Agreement (the “initial letters”), the Company shall have furnished to the Representative letters (the “bring-down letters”) of such accountants, addressed to the Underwriters and dated the applicable Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letters (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is included or incorporated by reference in the Prospectus, as of a date not more than three days prior to the date of the bring-down letters), the conclusions and findings of such firm with respect to the financial information and other matters covered by its initial letters, and (iii) confirming in all material respects the conclusions and findings set forth in its initial letters.

(j) The Representative shall have received from each of Ryder Scott and D&M a letter, addressed to the Underwriters dated as of the date hereof and the applicable Delivery Date, in form and substance satisfactory to the Representative, confirming that, as of the date of its reserve report, it was an independent petroleum engineer with respect to the Company and its subsidiaries or GRP Energy Capital, as applicable, and as of the date of such letter, no information had come to its attention that could reasonably have been expected to cause it to withdraw its reserve report.

(k) The Company shall have furnished to the Representative a certificate, dated the applicable Delivery Date, of the Chief Executive Officer and the Chief Financial Officer of the Company as to such matters as the Representative may reasonably request, including, without limitation, a statement that:

(i) The representations, warranties and agreements of the Company in Section 1(i) are true and correct on and as of each Delivery Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to each Delivery Date;

(ii) No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and

(iii) They have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(l) The Selling Stockholder shall have furnished to the Representative on each Delivery Date a certificate, dated the applicable Delivery Date, signed by, or on behalf of, the Selling Stockholder stating that the representations, warranties and agreements of the Selling Stockholder contained herein are true and correct on and as of each Delivery Date and that the Selling Stockholder has complied with all its agreements contained herein and has satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to each Delivery Date.

(m) Except as described in the most recent Preliminary Prospectus, (i) none of the Company and its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) since such date there shall not have been any change in the equity interest or long-term debt of any of the Company and its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, partners’ or members’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on each Delivery Date on the terms and in the manner contemplated in the Prospectus.

(n) Subsequent to the execution and delivery of this Agreement, to the extent applicable, (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined by the Commission in Section 3(a)(62) of the Exchange Act), and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities.

(o) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) (A) trading in securities generally on any securities exchange that has registered with the Commission under Section 6 of the Exchange Act (including the New York Stock Exchange, The Nasdaq Global Select Market, The Nasdaq

Global Market or The Nasdaq Capital Market), or (B) trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such) or any other calamity or crisis either within or outside the United States, as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on each Delivery Date on the terms and in the manner contemplated in the Prospectus.

(p) The Lock-Up Agreements between the Representative and the officers and directors of the Company and the Selling Stockholder set forth on Schedule V, delivered to the Representative on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

(q) [Intentionally omitted.]

(r) The Representative shall have received, on the date hereof and on the applicable Delivery Date, a certificate or certificates of an officer or officers of the Company with respect to the pro forma financial and operational information included in the Pricing Disclosure Package or the Prospectus, in form and substance reasonably acceptable to the Representative.

(s) On or prior to each Delivery Date, the Company and its subsidiaries shall have furnished to the Underwriters such further certificates and documents as the Representative may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

8. Indemnification and Contribution.

(a) The Company hereby agrees to indemnify and hold harmless each Underwriter, its affiliates, directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that

Underwriter, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by any Underwriter, (D) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Stock, including any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus (“Marketing Materials”), (E) any Written Testing-the-Waters Communication, or (F) any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company for use therein) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such affiliate, director, officer, employee or controlling person promptly upon demand for any and all expenses (including legal or other expenses) reasonably incurred by that Underwriter, affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that none of the Company or its subsidiaries shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(f). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any affiliate, director, officer, employee or controlling person of that Underwriter.

(b) The Selling Stockholder shall indemnify and hold harmless each Underwriter, its affiliates, directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any information furnished by the Selling Stockholder in writing to the Company relating to the Selling Stockholder expressly for use in the Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials, any Blue Sky Application or any “free writing prospectus” (as defined in Rule 405 under the Securities Act) (any such “free writing prospectus” that was prepared by or on behalf of the Selling Stockholder or used or referred to by the Selling Stockholder in connection with the offering of the Stock in violation of Section 5(c)(ii) being referred to as a “Selling Stockholder Free Writing Prospectus”), (ii) the omission or alleged omission to state in any information furnished by the Selling Stockholder in writing to the Company relating to the Selling Stockholder expressly for use in the Preliminary Prospectus, Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials, any Blue Sky Application or the Selling Stockholder Free Writing Prospectus, any material fact required to be stated therein or necessary to make the statements therein not misleading, it being understood and agreed that for purposes of this Agreement, the only such information so furnished by the Selling Stockholder consists of the Selling Stockholder’s Selling Stockholder Information, and shall reimburse each Underwriter, its affiliates, directors, officers and employees and each such controlling person promptly upon demand for any and all expenses (including legal or other expenses) reasonably incurred by that Underwriter, its affiliates, directors, officers and employees or controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred, or (iii) any breach of any representation or warranty of the Selling Stockholder in this Agreement or any certificate or other agreement delivered pursuant hereto or contemplated hereby. The liability of the Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the total gross proceeds from the offering of the shares of the Stock purchased under the Agreement received by the Selling Stockholder, as set forth in the table on the cover page of the Prospectus. The foregoing indemnity agreement is in addition to any liability that the Selling Stockholder may otherwise have to each Underwriter or any affiliate, director, officer, employee or controlling person of that Underwriter.

(c) Each Underwriter, severally, not jointly, shall indemnify and hold harmless the Company, the Selling Stockholder, their directors, officers and employees, and each person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Selling Stockholder or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representative by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 8(f). The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Company, the Selling Stockholder or any such director, officer, employee or controlling person.

(d) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 8 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(a) or (b) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.

(e) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), 8(b) or 8(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other, from the offering of the Stock, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholder, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Stock purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholder or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(e) shall be deemed to include, for purposes of this Section 8(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(e), in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Stock exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this paragraph are several in proportion to their respective purchase obligations hereunder and not joint.

(f) The Underwriters confirm and the Company and the Selling Stockholder acknowledge and agree that the information appearing in the second sentence of the tenth paragraph and information relating to stabilization by the Underwriters appearing in the eleventh and twelfth paragraphs under the caption “Underwriting” in the most recent Preliminary Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or in any amendment or supplement thereto or in any Marketing Materials.

9. Defaulting Underwriters.

(a) If, on any Delivery Date, any Underwriter defaults in its obligations to purchase the Stock that it has agreed to purchase under this Agreement, the remaining non-defaulting Underwriters may in their discretion arrange for the purchase of such Stock by the non-defaulting Underwriters or other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Stock, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Stock on such terms. In the event that within the respective prescribed periods, the non-defaulting Underwriters notify the Company that they have so arranged for the purchase of such Stock, or the Company notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Stock, either the non-defaulting Underwriters or the Company may postpone such Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement, the Prospectus or in any such other document or arrangement that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 9, purchases Stock that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Stock of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the total number of the Stock that remains unpurchased does not exceed one-eleventh of the total number of all the Stock, then the Company shall have the right to require each non-defaulting Underwriter to purchase the total number of Stock that such Underwriter agreed to purchase hereunder plus such Underwriters’ pro rata share (based on the total number of Stock that such Underwriter agreed to purchase hereunder) of the Stock of such defaulting Underwriter or Underwriters for which such arrangements have not been made; provided that the non-defaulting Underwriters shall not be obligated to purchase more than 110% of the total number of Stock that it agreed to purchase on such Delivery Date pursuant to the terms of Section 2.

(c) If, after giving effect to any arrangements for the purchase of the Stock of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the total number of Stock that remains unpurchased exceeds one-eleventh of the total number of all the Stock, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Sections 6 and 11 and except that the provisions of Section 8 shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

10. Termination. The Underwriters may terminate their obligations hereunder by notice given to and received by the Company and the Selling Stockholder prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 7(m), 7(n) and 7(o) shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

11. Reimbursement of Underwriters’ Expenses. If (a) the Selling Stockholder shall fail to tender the Stock for delivery to the Underwriters for any reason other than by reason of a default by any of the Underwriters, or (b) the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement (other than Section 7(o)(i)(A), (o)(ii), (o)(iii) or (p)(iv)), the Company and the Selling Stockholder will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the

Underwriters) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company and the Selling Stockholder shall pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

12. Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from the investment banking division and are subject to certain regulations and internal policies, and that the Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company and the Selling Stockholder hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Selling Stockholder may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Selling Stockholder by the Underwriters’ investment banking divisions. The Company and the Selling Stockholder acknowledge that the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

13. No Fiduciary Duty. The Company and the Selling Stockholder acknowledge and agree that in connection with this offering, sale of the Stock or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (a) no fiduciary or agency relationship between the Company, the Selling Stockholder and any other person, on the one hand, and the Underwriters, on the other, exists; (b) the Underwriters are not acting as advisors, expert or otherwise, to any of the Company or the Selling Stockholder, including, without limitation, with respect to the determination of the public offering price of the Stock, and such relationship between the Company and the Selling Stockholder, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Underwriters may have to the Company or the Selling Stockholder shall be limited to those duties and obligations specifically stated herein; and (d) the Underwriters and their affiliates may have interests that differ from those of the Company or the Selling Stockholder. Each of the Company and the Selling Stockholder hereby waive any claims that any of the Company may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering. Moreover, the Selling Shareholder acknowledges and agrees that, although the Representative may be required or choose to provide the Selling Stockholder with certain Regulation Best Interest and Form CRS disclosures in connection with the offering, the Representative and the other Underwriters are not making a recommendation to the Selling Stockholder to participate in the offering, enter into a “lock-up” agreement, or sell any Stock at the price determined in the offering, and nothing set forth in such disclosures is intended to suggest that the Representative or any Underwriter is making such a recommendation.

14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to the Representative c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 622-8358), Attention: Equity Syndicate Desk;

(b) if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: P. Matt Zmigrosky; and

(c) if to the Selling Stockholder, shall be delivered or sent by mail or facsimile transmission to the Selling Stockholder at the address set forth on Schedule II hereto.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Stockholder shall be entitled to act and rely upon any request, consent, notice or agreement given or made by the Representative on behalf of the Underwriters.

15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholder and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholder contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees and affiliates of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act, and (b) the indemnity agreement of the Underwriters contained in Section 8(c) of this Agreement shall be deemed to be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

16. Survival. The respective indemnities, representations, warranties and agreements of the Company and its subsidiaries, the Selling Stockholder and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

17. Definition of the Terms “Business Day,” “Affiliate” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

18. Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Section 5-1401 of the General Obligations Law).

19. Waiver of Jury Trial. The Company and the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

21. Patriot Act. In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

22. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that an Underwriter is a Covered Entity, or a BHC Act Affiliate of an Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For the purposes of this Section 22, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

23. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature pages follow]

If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholder and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

VIPER ENERGY, INC.

By:	/s/ P. Matt Zmigrosky
	Name:	P. Matt Zmigrosky
	Title:	Executive Vice President, Secretary
and General Counsel

[Signature Page to Underwriting Agreement]

DIAMONDBACK ENERGY, INC.

By:	/s/ P. Matt Zmigrosky
	Name:	P. Matt Zmigrosky
	Title:	Executive Vice President, Secretary
and General Counsel

[Signature Page to Underwriting Agreement]

Accepted:

J.P. MORGAN SECURITIES LLC

For itself and as Representative of the several Underwriters named in Schedule I hereto

By:	/s/ Lucy Brash
Name: Lucy Brash
Title: Executive Director

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Number of Shares of Firm Stock

J.P. Morgan Securities LLC	3,335,004
Barclays Capital Inc.	2,185,001
Evercore Group L.L.C.	2,185,001
Goldman Sachs & Co. LLC	2,185,001
BofA Securities, Inc.	146,363
Capital One Securities, Inc.	146,363
Comerica Securities, Inc.	146,363
PEP Advisory LLC	146,363
Piper Sandler & Co.	146,363
PNC Capital Markets LLC	146,363
Raymond James & Associates, Inc.	146,363
Roth Capital Partners, LLC	146,363
Scotia Capital (USA) Inc.	146,363
Stifel, Nicolaus & Company, Incorporated	146,363
Tudor, Pickering, Holt & Co. Securities, Inc.	146,363

Total	11,500,000

SCHEDULE II

Selling Stockholder

Name and Address of the Selling Stockholder	Number of Shares of Firm Stock

Diamondback Energy, Inc. Address: 500 West Texas Ave., Suite 100, Midland, Texas 79701	11,500,000

SCHEDULE III

ORALLY CONVEYED PRICING INFORMATION

1. Public offering price: $35.00 per share of Common Stock

2. Number of shares offered: 11,500,000 shares of Firm Stock or, if the Underwriters exercise in full their option to purchase additional Stock granted in Section 2 hereof, 13,225,000 shares of Stock

SCHEDULE IV

ISSUER FREE WRITING PROSPECTUSES

None.

SCHEDULE V

PERSONS DELIVERING LOCK-UP AGREEMENTS

Directors

Steven E. West

Travis D. Stice

Laurie H. Argo

Spencer D. Armour, III

Frank C. Hu

W. Wesley Perry

James L. Rubin

Officers

Teresa L. Dick

P. Matt Zmigrosky

Kaes Van’t Hof

Selling Stockholder

Diamondback Energy, Inc.

SCHEDULE VI

WRITTEN TESTING-THE-WATERS COMMUNICATIONS

None

EXHIBIT A

LOCK-UP LETTER AGREEMENT

J.P. MORGAN SECURITIES LLC

As Representative of the several

Underwriters named in Schedule I

to the Underwriting Agreement

referred to below

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of shares (the “Stock”) of Class A common stock, par value $0.000001 per share (the “Common Stock”), of Viper Energy, Inc., a Delaware corporation (the “Company”), and that the Underwriters propose to reoffer the Shares to the public (the “Offering”). Capitalized terms used but not defined herein shall have the meanings given to them in the Underwriting Agreement.

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of J.P. Morgan Securities LLC, on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, lend, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Stock [or any of the Company’s Class B common stock (the “Class B Stock”)]1 (including, without limitation, Common Stock [and Class B Stock] that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Stock [and Class B Stock] that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock [or Class B Stock] (other than in connection with the Offering), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Common Stock [or Class B Stock], whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock[, Class

[1]	Lock-up agreement of Diamondback Energy, Inc. to include Class B Stock (as defined herein).

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B Stock] or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Stock[, Class B Stock] or securities convertible into or exercisable or exchangeable for Common Stock[, Class B Stock] or any other securities of the Company (other than the making of the demand for the Registration Statement), or (4) publicly disclose the intention to do any of the foregoing for a period commencing on the date hereof and ending on the 45th day after the date of the Prospectus relating to the Offering (such 45-day period, the “Lock-Up Period”) (other than any disclosure related to the Offering).

The foregoing paragraph shall not apply to (a) transactions relating to Common Stock or other securities acquired in the open market after the completion of the Offering, (b) bona fide gifts, sales or other dispositions of any class of the Company’s stock, in each case that are made exclusively between and among the undersigned or members of the undersigned’s family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); provided that it shall be a condition to any transfer pursuant to this clause (b) that (i) the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act, and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period, and (iii) the undersigned notifies the Representative at least two business days prior to the proposed transfer or disposition, (c) the exercise of warrants or the exercise of options granted pursuant to the Company’s option/incentive plans or otherwise outstanding on the date hereof that are disclosed in the Pricing Disclosure Package and Prospectus; provided, that the restrictions shall apply to Common Stock issued upon such exercise or conversion, [(d) any exchange or redemption at any time or from time to time by the undersigned of any and all Class B Stock and OpCo Units held by the undersigned for Common Stock and any transfer by the undersigned of any such Common Stock, Class B Stock and/or OpCo Units to an affiliate of the undersigned; provided such affiliated entity agrees to be bound by the terms of this Lock-Up Letter Agreement with respect to any such Common Stock, Class B Stock and/or OpCo Units to the same extent as if the entity was a party hereto,] ([d][e]) any demands or requests for, exercise any right with respect to, or take any action in preparation of, the registration by the Company under the Securities Act of the undersigned’s Common Stock [(including any Common Stock that may be received upon exchange or redemption of Class B Stock for Common Stock)], provided that no transfer of the undersigned’s Common Stock registered pursuant to the exercise of any such right and no registration statement shall be filed or submitted under the Securities Act with respect to any of the undersigned’s Common Stock during the Lock-Up Period and ([e][f]) assignments, transfers or other dispositions by any of the directors of the Company or an affiliate thereof of any class of the Company’s Stock or securities convertible into or exercisable or exchangeable for Common Stock issued pursuant to employee benefit plans, qualified option plans or other employee compensation plans

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existing on the date hereof and that are disclosed in the Pricing Disclosure Package and Prospectus; provided that it shall be a condition to any transfer pursuant to this clause ([f][g]) that: (x) the transferee/assignee/donee agrees in writing to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/assignee/donee were a party hereto but only with respect to the Stock or securities so transferred/assigned/donated and (y) such transfer/assignment/donation shall not involve any Form 4 filing or public announcement by any party (donor, donee, transferor or transferee) under the Exchange Act or otherwise unless such filing or announcement prominently discloses that the transfer/assignment/donation is a related party transfer and that the transferee/assignee/donee will be bound by the terms of the Lock-Up Letter Agreement with respect to the Stock or securities so transferred/assigned/donated as provided for in clause (x).

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Stock, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

This Lock-Up Letter Agreement shall automatically terminate upon the termination of the Underwriting Agreement before the sale of any Stock to the Underwriters.

This Lock-Up Letter Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

3

The undersigned further acknowledges and agrees that, although the Representative may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Offering, the Representative and the other Underwriters are not making a recommendation to you to participate in the Offering, enter into this Lock-Up Letter Agreement, or sell any Stock at the price determined in the Offering, and nothing set forth in such disclosures is intended to suggest that the Representative or any Underwriter is making such a recommendation.

[Signature page follows]

4

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:______________________________
Name:
Title:

Dated: _______________

Signature Page to Lock-Up Agreement

EXHIBIT B

WRITTEN TESTING-THE-WATERS COMMUNICATION

March 4, 2024

J.P. Morgan Securities LLC

Evercore Group L.L.C.

Goldman Sachs & Co. LLC

Barclays Capital Inc.

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o Evercore Group L.L.C.

52 East 52nd Street

New York, New York 10055

c/o Goldman Sachs & Co. LLC

200 West Avenue

New York, New York 10282

c/o Barclays Capital Inc.

745 7th Avenue

New York, New York 10019

RE:	“Testing the Waters” Authorization

Ladies and Gentlemen,

In reliance on Rule 163B under the Securities Act of 1933, as amended (the “Act”), Viper Energy, Inc. (the “Issuer”) hereby authorizes J.P. Morgan Securities LLC (“J.P. Morgan”), Evercore Group L.L.C. (“Evercore”), Goldman Sachs & Co. LLC (“Goldman Sachs”), Barclays Capital Inc. (“Barclays”), and their affiliates and their respective employees to engage on behalf of the Issuer in oral and written communications with potential investors that are reasonably believed to be “qualified institutional buyers”, as defined in Rule 144A under the Act, or institutions that are “accredited investors”, within the meaning of Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Act, to determine whether such investors might have an interest in the Issuer’s contemplated public offering (“Testing-the-Waters Communications”).

A “Written Testing-the Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Act. J.P. Morgan, Evercore, Goldman Sachs, and Barclays agree that they shall not distribute any Written Testing the Waters Communication that has not been approved by the Issuer.

If at any time following the distribution of any Written Testing-the-Waters Communication there occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Issuer will promptly notify J.P. Morgan, Evercore, Goldman Sachs, and Barclays, and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission.

Nothing in this authorization is intended to limit or otherwise affect the ability of J.P. Morgan, Evercore, Goldman Sachs, and Barclays, and their affiliates and their respective employees to engage in communications in which they could otherwise lawfully engage in the absence of this authorization, including, without limitation, any written communication containing only one or more of the statements specified under Rule 134(a) under the Act. This authorization shall remain in effect until the Issuer has provided to J.P. Morgan, Evercore, Goldman Sachs, and Barclays a written notice revoking this authorization. All notices as described herein shall be sent by email to the attention of c/o J.P. Morgan Securities LLC, Lucy J. Brash at lucy.j.brash@jpmorgan.com; c/o Evercore Group L.L.C., Crystal Simpson at crystal.simpson@evercore.com, with a copy to Meera Sitaram at meera.sitaram@evercore.com; c/o Goldman Sachs & Co. LLC, Charles Park at charles.park@gs.com, with a copy to Matt Leavitt at matt.leavitt@gs.com; and c/o Barclays Capital Inc. LLC, Amit Chandra at amit.chandra@barclays.com, with a copy to Craig Bergmann at craig.bergmann@barclays.com.

Sincerely,

VIPER ENERGY, INC.

By:
Name:
Title: